UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2005

(Commission File Number) 333-49957-01

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	13-3989553
(State of incorporation)	(I.R.S. Employer
Identification Number)

3402 East University Drive
Phoenix, Arizona 85034
(Address of Registrant’s principal executive office)

(602) 794-9600
(Registrant’s telephone number)

TABLE OF ADDITIONAL REGISTRANTS

STATE OR OTHER
	JURISDICTION OF	I.R.S. EMPLOYER
	INCORPORATION OR	IDENTIFICATION
NAME OF REGISTRANT	ORGANIZATION	NUMBER
EaglePicher Incorporated	Ohio	31-0268670
Carpenter Enterprises, Inc.	Michigan	38-2752092
Daisy Parts, Inc.	Michigan	38-1406772
Eagle-Picher Far East, Inc.	Delaware	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	31-1188662
EaglePicher Technologies, LLC	Delaware	31-1587660
EaglePicher Automotive, Inc.	Michigan	38-0946293
EaglePicher Pharmaceutical Services, LLC	Delaware	74-3071334

Item 1.02.	Termination of a Material Definitive Agreement.

     EaglePicher Incorporated (“EaglePicher”) and Mr. John H. Weber, President and Chief Executive Officer of EaglePicher and EaglePicher Holdings, Inc. mutually agreed to terminate the Amended and Restated Executive Employment Agreement dated April 9, 2003 between EaglePicher and Mr. Weber effective as of January 26, 2005.

     In connection with the termination of his employment agreement, EaglePicher agreed to pay Mr. Weber $630,000, to purchase 2,000 shares of EaglePicher Holdings common stock owned by Mr. Weber for $30,000 and to purchase Mr. Weber’s interest in S3I, LLC for $40,000. EaglePicher also agreed to limit the noncompete in Mr. Weber’s agreement to EaglePicher’s battery and battery-related businesses.

Item 5.02	Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers.

     Effective January 26, 2005, Mr. John H. Weber resigned as a Director and as the President and Chief Executive Officer of EaglePicher Holdings, Inc. and EaglePicher Incorporated.

Item 8.01	Other Events.

     EaglePicher issued a press release on January 28, 2005 announcing the resignation of Mr. John H. Weber as President and Chief Executive Officer of EaglePicher Holdings, Inc. and EaglePicher Incorporated.

Item 9.01	Financial Statements and Exhibits.

Exhibit 1.02(a)(1) – Separation agreement and general release dated April 9, 2003.

Exhibit 8.01(c)(1) – Press release dated January 28, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 31, 2005

EAGLEPICHER HOLDINGS, INC.

By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 31, 2005

EAGLEPICHER INCORPORATED

By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 31, 2005

CARPENTER ENTERPRISES, INC.

By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 31, 2005

DAISY PARTS, INC.

By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 31, 2005

EAGLEPICHER FAR EAST, INC.

By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 31, 2005

EAGLEPICHER FILTRATION & MINERALS, INC.

By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 31, 2005

EAGLEPICHER TECHNOLOGIES, LLC

By:	Shane Dryanski
	Name:	Shane Dryanski
	Title:	Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 31, 2005

EAGLEPICHER AUTOMOTIVE, INC.

By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 31, 2005

EAGLEPICHER PHARMACEUTICAL SERVICES, INC.

By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President